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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 29, 2001




                       Williams Communications Group, Inc.
             (Exact name of registrant as specified in its charter)



       Delaware                   1-15343                    73-1462856
   (State or other              (Commission                (I.R.S. Employer
   jurisdiction of              File Number)               Identification No.)
   incorporation)



   One Williams Center, Tulsa, Oklahoma                           74172
   (Address of principal executive offices                      (Zip Code)




        Registrant's telephone number, including area code: 918-573-2000




                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

         Williams Communications Group, Inc. (the "Registrant") has announced a contract with Platinum Equity to sell its Houston-based enterprise services business unit, Williams Communications Solutions ("Solutions"). In addition, the Registrant has announced its intent to sell the Canadian operations of Solutions and will announce plans for these operations at a later date.

         The Registrant expects to report a loss in 2000 from the discontinued Solutions operations of approximately $1.07 to $1.17 per share. These amounts include losses incurred by Solutions during 2000, estimated losses during the transaction period, and estimated losses when the business is ultimately sold.

Item 7.    Financial Statements and Exhibits.

           The Registrant files the following exhibits as part of this report:

           Exhibit 99.1. Copy of the Registrant's press release, dated January 29, 2001, publicly announcing the items reported herein.

           Exhibit 99.2. Copy of the Registrant's press release, dated January 29, 2001, publicly announcing the items reported herein.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WILLIAMS COMMUNICATIONS GROUP, INC.



Date: January 31, 2001                      /s/ Shawna L. Gehres
                                        ---------------------------------------
                                        Name:    Shawna L. Gehres
                                        Title:   Assistant Corporate Secretary



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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

 99.1. Copy of the Registrant's press release, dated January 29, 2001, publicly announcing the items reported herein.

 99.2. Copy of the Registrant's press release, dated January 29, 2001, publicly announcing the items reported herein.